UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	35-1575582
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

One Monument Circle
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(317)-261-8261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2026, Juan Ingnacio Rubiolo was elected to the Board of Directors (the “Board”) of IPALCO Enterprises, Inc. (“IPALCO”) by the unanimous written consent of IPALCO’s shareholders (the “Shareholders”), AES U.S. Investments, Inc. (“AES”) and CDP Infrastructures Fund L.P. (“CDP”), a wholly-owned subsidiary of La Caisse de dépôt et placement du Québec (“CDPQ”).

Members of the IPALCO Board of Directors are nominated and elected in accordance with the terms of a Shareholders’ Agreement dated February 11, 2015, as amended April 4, 2025 (the “Shareholders’ Agreement”) by and among IPALCO and the Shareholders. Pursuant to the Shareholders’ Agreement, AES has the right to nominate thirteen directors of the Board and CDP has the right to nominate three directors of the Board. Mr. Rubiolo, who serves as Executive Vice President, Chief Operating Officer and President of the Energy Infrastructure Strategic Business Unit of The AES Corporation and as a Director or officer of other AES affiliates, was nominated by AES to replace a prior AES nominee, Susan Harcourt.

IPALCO and AES Indiana do not separately compensate individuals for their service as officers or Directors of IPALCO or AES Indiana. Mr. Rubiolo participates in compensation plans and programs generally available to management of The AES Corporation and its subsidiaries for services performed for all AES affiliates (including IPALCO and AES Indiana), including those described in IPALCO’s 2024 Form 10-K/A. Other than such compensation, which generally is in excess of one hundred and twenty thousand dollars annually, Mr. Rubiolo has not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     IPALCO Enterprises, Inc.

Date: April 24, 2026	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary